EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Imaging Diagnostic Systems, Inc. (the "Company") on Form 10-K/A2 for the fiscal year ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan L. Schwartz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                  /s/ Allan L. Schwartz
                                  ---------------------
                                  Allan L. Schwartz
                                  Executive Vice President and
                                  Chief Financial Officer
                                  July 20, 2005